EXHIBIT 99

Supplemental Financial Data
(Issued January 24, 2007)

Rockwell Automation Global Headquarters
1201 South Second Street
Milwaukee, WI 53204

Investor Relations Contacts
Tim Oliver
Vice President & Treasurer
Phone: 414.382.8510
Email: tcoliver@ra.rockwell.com

Kirk Larsen
Director, Investor Relations & Investments
Phone: 414.382.2298
Email: ktlarsen@ra.rockwell.com

Website
www.rockwellautomation.com

Financial Data

-	Condensed Sales & Earnings Information

-	Sales and Earnings Information by Segment

-	Quarterly Sales and Earnings Information by Segment

-	Sales by Geographic Region

-	Tax Rates

-	Condensed Balance Sheet Information

-	Condensed Cash Flow Information

-	Other Supplemental Information
The following summary financial information is being provided to supplement the audited financial statements set forth in Rockwell Automation’s Annual Report on Form 10-K for the year ended September 30, 2006.
This summary financial information has been derived from the audited financial statements included in the Annual Report on Form 10-K for the year ended September 30, 2006, restated to present the following:
- reclassification of the Power Systems and Commercial Motion businesses as discontinued operations; and
- presentation of the Control Systems business as two operating segments consistent with those being reported beginning in fiscal 2007.
This summary financial information is unaudited and subject to revision. Additionally, this summary information includes non-GAAP financial measures. Please refer to page 12 for a definition of these non-GAAP measures and why management believes this information is useful to investors.
All information should be read in conjunction with the historical financial statements contained in Rockwell Automation’s Annual Report on Form 10-K, periodic reports on Form 10-Q and Form 8-K, and public announcements of financial information. Copies of these reports are available on our website at www.rockwellautomation.com or upon request from Rockwell Automation.

Condensed Sales and Earnings Information

(in millions, except per share amounts)
(unaudited)

	Year Ended September 30,
	2006	2005	2004	2003	2002
Sales	$4,556.4	$4,111.5	$3,644.0	$3,266.3	$3,032.2
Cost of sales	(2,656.4)	(2,448.0)	(2,259.5)	(2,117.7)	(2,010.1)

Gross profit	1,900.0	1,663.5	1,384.5	1,148.6	1,022.1

Selling, general and administrative expenses	(1,141.0)	(997.4)	(939.3)	(847.4)	(789.6)
Other income (expense)	33.4	9.6	(23.5)	15.4	16.4
Interest expense	(56.6)	(45.8)	(41.7)	(52.5)	(66.1)

Income from continuing operations before income taxes and accounting change	735.8	629.9	380.0	264.1	182.8
Income tax (provision) benefit	(206.5)	(182.2)	(63.9)	(5.2)	8.9

Income from continuing operations before accounting change	529.3	447.7	316.1	258.9	191.7
Income (loss) from discontinued operations	95.4	92.3	98.8	27.5	(70.2)
Cumulative effect of accounting change (1)	(17.7)	—	—	—	—

Net income	$607.0	$540.0	$414.9	$286.4	$121.5

Diluted earnings per share
Continuing operations before accounting change	$2.94	$2.39	$1.65	$1.36	$1.01
Discontinued operations	0.53	0.49	0.52	0.15	(0.37)
Cumulative effect of accounting change	(0.10)	—	—	—	—

Net income	$3.37	$2.88	$2.17	$1.51	$0.64

Average diluted shares for EPS calculation	179.9	187.2	191.1	190.1	188.8

(1)	See page 12 for a discussion of the cumulative effect of accounting change.

Sales and Earnings Information by Segment

(in millions)
(unaudited)

	Year Ended September 30,
	2006	2005	2004	2003	2002
Continuing Operations:
Sales
Architecture & Software	$2,059.2	$1,917.7	$1,698.3	$1,473.2	$1,347.3
Control Products & Solutions	2,497.2	2,193.8	1,945.7	1,793.1	1,684.9

Total	$4,556.4	$4,111.5	$3,644.0	$3,266.3	$3,032.2

Operating earnings
Architecture & Software	$533.9	$517.0	$393.4	$300.1	$262.7
Control Products & Solutions	339.9	237.2	130.8	95.3	57.0

Total	873.8	754.2	524.2	395.4	319.7

Purchase accounting depreciation and amortization	(10.6)	(10.0)	(14.7)	(14.9)	(15.0)
General corporate - net	(90.7)	(68.5)	(87.8)	(63.9)	(55.8)
Interest expense	(56.6)	(45.8)	(41.7)	(52.5)	(66.1)
Gain on sale of investment(1)	19.9	—	—	—	—

Income from continuing operations before income taxes and accounting change	735.8	629.9	380.0	264.1	182.8
Income tax (provision) benefit	(206.5)	(182.2)	(63.9)	(5.2)	8.9

Income from continuing operations before accounting change	529.3	447.7	316.1	258.9	191.7
Income (loss) from discontinued operations	95.4	92.3	98.8	27.5	(70.2)
Cumulative effect of accounting change(2)	(17.7)	—	—	—	—

Net income	$607.0	$540.0	$414.9	$286.4	$121.5

Return on sales
Architecture & Software	25.9%	27.0%	23.2%	20.4%	19.5%

Control Products & Solutions	13.6%	10.8%	6.7%	5.3%	3.4%

Total	19.2%	18.3%	14.4%	12.1%	10.5%

(1)	Amount in 2006 represents a gain resulting from the sale of an ownership interest in Rockwell Scientific Company LLC.

(2)	See page 12 for a discussion of the cumulative effect of accounting change.

Quarterly Sales and Earnings Information by Segment

(in millions, except per share amounts)
(unaudited)

	Fiscal Year 2006
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Continuing Operations:
Sales
Architecture & Software	$497.3	$509.9	$525.4	$526.6
Control Products & Solutions	572.4	611.1	646.3	667.4

Total	$1,069.7	$1,121.0	$1,171.7	$1,194.0

Operating earnings
Architecture & Software	$144.7	$128.9	$133.6	$126.7
Control Products & Solutions	67.1	89.1	82.5	101.2

Total	211.8	218.0	216.1	227.9

Purchase accounting depreciation and amortization	(2.3)	(3.5)	(3.0)	(1.8)
General corporate - net	(22.0)	(24.3)	(21.2)	(23.2)
Interest expense	(13.1)	(14.0)	(13.8)	(15.7)
Gain on sale of investment(1)	—	—	—	19.9

Income from continuing operations before income taxes and accounting change	174.4	176.2	178.1	207.1
Income tax provision	(50.5)	(51.0)	(54.7)	(50.3)

Income from continuing operations before accounting change	123.9	125.2	123.4	156.8
Income from discontinued operations	21.8	21.3	25.6	26.7
Cumulative effect of accounting change (2)	—	—	—	(17.7)

Net income	$145.7	$146.5	$149.0	$165.8

Diluted earnings per share
Continuing operations before accounting change	0.68	0.69	0.69	0.89
Discontinued operations	0.12	0.12	0.14	0.15
Cumulative effect of accounting change	—	—	—	(0.10)

Net income	$0.80	$0.81	$0.83	$0.94

Note: The sum of the quarterly per share amounts will not necessarily equal the annual per share amounts presented.

Return on sales
Architecture & Software	29.1%	25.3%	25.4%	24.1%

Control Products & Solutions	11.7%	14.6%	12.8%	15.2%

Total	19.8%	19.4%	18.4%	19.1%

(1)	Represents a gain resulting from the sale of an ownership interest in Rockwell Scientific Company LLC.

(2)	See page 12 for a discussion of the cumulative effect of accounting change.

Quarterly Sales and Earnings Information by Segment

(in millions, except per share amounts)
(unaudited)

	Fiscal Year 2005
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Continuing Operations:
Sales
Architecture & Software	$467.0	$465.5	$479.6	$505.6
Control Products & Solutions	515.1	531.2	553.3	594.2

Total	$982.1	$996.7	$1,032.9	$1,099.8

Operating earnings
Architecture & Software	$132.8	$124.6	$129.4	$130.2
Control Products & Solutions	55.9	61.9	59.1	60.3

Total	188.7	186.5	188.5	190.5

Purchase accounting depreciation and amortization	(3.6)	(2.8)	(2.0)	(1.6)
General corporate — net	(15.4)	(23.0)	(15.4)	(14.7)
Interest expense	(11.1)	(11.5)	(11.7)	(11.5)

Income from continuing operations before income taxes	158.6	149.2	159.4	162.7
Income tax provision	(49.6)	(27.5)	(53.1)	(52.0)

Income from continuing operations	109.0	121.7	106.3	110.7
Income from discontinued operations	24.4	28.3	21.0	18.6

Net income	$133.4	$150.0	$127.3	$129.3

Diluted earnings per share
Continuing operations	0.58	0.64	0.57	0.60
Discontinued operations	0.13	0.15	0.11	0.10

Net income	$0.71	$0.79	$0.68	$0.70

Note: The sum of the quarterly per share amounts will not necessarily equal the annual per share amounts presented.

Return on sales
Architecture & Software	28.4%	26.8%	27.0%	25.8%

Control Products & Solutions	10.9%	11.7%	10.7%	10.1%

Total	19.2%	18.7%	18.2%	17.3%

Quarterly Sales and Earnings Information by Segment

(in millions, except per share amounts)
(unaudited)

	Fiscal Year 2004
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Continuing Operations:
Sales
Architecture & Software	$381.5	$422.2	$443.2	$451.4
Control Products & Solutions	442.9	472.0	486.2	544.6

Total	$824.4	$894.2	$929.4	$996.0

Operating earnings
Architecture & Software	$78.3	$94.8	$107.4	$112.9
Control Products & Solutions	21.4	36.4	35.6	37.4

Total	99.7	131.2	143.0	150.3

Purchase accounting depreciation and amortization	(3.8)	(3.8)	(3.6)	(3.5)
General corporate — net	(17.0)	(22.2)	(20.0)	(28.6)
Interest expense	(10.5)	(10.2)	(10.1)	(10.9)

Income from continuing operations before income taxes	68.4	95.0	109.3	107.3
Income tax (provision) benefit	(15.5)	(27.6)	2.8	(23.6)

Income from continuing operations	52.9	67.4	112.1	83.7
Income from discontinued operations	9.3	10.9	14.3	64.3

Net income	$62.2	$78.3	$126.4	$148.0

Diluted earnings per share
Continuing operations	0.27	0.35	0.59	0.44
Discontinued operations	0.05	0.06	0.07	0.34

Net income	$0.32	$0.41	$0.66	$0.78

Note: The sum of the quarterly per share amounts will not necessarily equal the annual per share amounts presented.

Return on sales
Architecture & Software	20.5%	22.5%	24.2%	25.0%

Control Products & Solutions	4.8%	7.7%	7.3%	6.9%

Total	12.1%	14.7%	15.4%	15.1%

Sales By Geographic Region

(in millions)
(unaudited)

	Year Ended September 30,
	2006 (a)	2005 (a)	2004 (a)

United States	$2,599.0	$2,308.9	$2,058.8
Non-United States
Canada	332.1	303.5	266.1
Europe, Middle East, Africa	832.6	804.0	753.1
Asia-Pacific	521.4	479.8	404.3
Latin America	271.3	215.3	161.7

Total Non-United States	1,957.4	1,802.6	1,585.2

Total	$4,556.4	$4,111.5	$3,644.0

United States	57%	56%	57%
Non-United States
Canada	7	7	7
Europe, Middle East, Africa	18	20	21
Asia-Pacific	12	12	11
Latin America	6	5	4

Total Non-United States	43	44	43

Total	100%	100%	100%

(a)	Sales are attributed to the geographic regions based on the country of destination.

Tax Rates

(unaudited)

	Year Ended September 30,
	2006	2005	2004
Continuing Operations:

Income tax rate reconciliation
Statutory tax rate	35.0%	35.0%	35.0%
State and local income taxes	2.0	2.0	2.7
Non-United States taxes	(2.3)	(0.4)	(3.2)
Foreign tax credit utilization	0.3	(1.1)	—
Employee stock ownership plan benefit	(0.5)	(0.6)	(1.0)
Tax refund claims	(0.2)	(1.7)	(4.2)
Utilization of foreign loss carryforwards	(0.2)	(0.1)	(0.4)
Utilization of capital loss carryforwards	—	—	0.9
Research and experimentation refund claim	—	—	(2.7)
Reversal of valuation allowance on capital loss carryforwards	(3.7)	—	—
Tax benefits on export sales	(1.1)	(0.9)	(2.2)
Resolution of prior period tax matters	(3.6)	(4.8)	(9.5)
Other	2.4	1.5	1.4

Effective income tax rate	28.1%	28.9%	16.8%

Condensed Balance Sheet Information

(in millions, except per share amounts and ratios)
(unaudited)

	September 30,
	2006	2005	2004
Assets
Current assets
Cash and cash equivalents	$408.1	$459.0	$470.6
Receivables	743.6	664.2	616.8
Inventories	411.5	399.8	405.2
Other current assets	273.4	332.0	242.3
Assets available for sale(1)	351.4	331.5	291.2

Total current assets	2,188.0	2,186.5	2,026.1

Property, net	468.5	531.2	541.4
Goodwill and intangibles	819.9	770.2	788.7
Other assets	706.8	544.5	347.1
Assets available for sale(1)	552.2	492.7	510.0

Total assets	$4,735.4	$4,525.1	$4,213.3

Liabilities and equity
Current liabilities
Short-term debt	$219.0	$0.1	$0.2
Accounts payable	395.7	323.5	305.9
Other current liabilities	567.1	515.7	472.1
Liabilities associated with assets available for sale(1)	111.5	101.5	85.4

Total current liabilities	1,293.3	940.8	863.6

Long-term debt	748.2	748.2	757.7
Other liabilities	634.2	1,155.2	697.6
Liabilities associated with assets available for sale(1)	141.5	31.8	33.4
Shareowners’ equity	1,918.2	1,649.1	1,861.0

Total liabilities and equity	$4,735.4	$4,525.1	$4,213.3

Ratios
Debt-to-total capital	33.5%	31.2%	28.9%
Debt to equity	50.4%	45.4%	40.7%
Current ratio	1.69	2.32	2.35

Equity per share	$11.23	$9.18	$10.13

Shares outstanding at year-end	170.8	179.7	183.8

Debt ratings at September 30, 2006	Fitch	S&P	Moody’s

Commercial paper	F1	A-1	P-2
Long-term debt	A	A	A3

(1)	Assets available for sale and associated liabilities represent assets and liabilities related to the Power Systems businesses to be sold.

Condensed Cash Flow Information

(in millions)
(unaudited)

	Year Ended September 30,
	2006	2005	2004
Continuing Operations:
Operating Activities
Net income	$607.0	$540.0	$414.9
Cumulative effect of accounting change	17.7	—	—
Income from discontinued operations	(95.4)	(92.3)	(98.8)

Income from continuing operations before accounting change	529.3	447.7	316.1

Adjustments to arrive at cash provided by operating activities:
Depreciation and amortization	117.4	127.1	138.0
Retirement benefits expense	90.3	68.3	70.6
Pension trust contributions	(472.2)	(185.6)	(156.9)
Receivables/inventories/payables	(24.8)	(11.9)	(33.6)
Other	73.3	101.7	184.8

Cash provided by operating activities	313.3	547.3	519.0

Investing Activities
Capital expenditures	(122.3)	(101.7)	(70.8)
Acquisitions of businesses, net of cash acquired	(39.5)	—	—
Proceeds from sales of property, business and investment	196.8	7.1	31.4
Proceeds from return on investment	24.1	—	—
Other investing activities	(6.4)	(0.7)	0.4

Cash provided by (used for) investing activities	52.7	(95.3)	(39.0)

Financing Activities
Net issuance (repayments) of short-term debt	218.9	(0.1)	(8.4)
Cash dividends	(159.3)	(142.7)	(122.5)
Purchases of treasury stock	(722.5)	(499.2)	(258.4)
Proceeds from the exercise of stock options	60.1	91.6	78.5
Excess income tax benefit from the exercise of stock options	47.4	—	—
Other financing activities	(0.7)	(1.3)	(1.2)

Cash used for financing activities	(556.1)	(551.7)	(312.0)

Effect of exchange rate changes on cash	(1.2)	(3.1)	1.8

Cash (used for) provided by continuing operations	(191.3)	(102.8)	169.8
Discontinued Operations:
Cash provided by discontinued operating activities	110.9	117.6	104.8
Cash provided by (used for) discontinued investing activities	29.8	(27.5)	(27.5)
Cash (used for) provided by discontinued financing activities	(0.3)	1.1	—

Cash provided by discontinued operations	140.4	91.2	77.3

(Decrease) increase in cash and cash equivalents	(50.9)	(11.6)	247.1
Cash and cash equivalents at beginning of year	459.0	470.6	223.5

Cash and cash equivalents at end of year	$408.1	$459.0	$470.6

Free cash flow(1)	$321.5	$540.8	$524.5

(1)	Free Cash Flow is a non-GAAP measure. See page 12 for the definition and reasons why management believes this information is useful to investors.

Other Supplemental Information

(unaudited)
Free Cash Flow
We define free cash flow as cash provided by operating activities of continuing and discontinued operations plus the excess income tax benefit from the exercise of stock options, reduced by capital expenditures of continuing and discontinued operations. Our definition of free cash flow, which is a non-GAAP financial measure, takes into consideration capital investments required to maintain the operations of our businesses and execute our strategy. In the first quarter of 2006, we adopted SFAS 123R, which requires that we report excess tax benefits related to share-based compensation as a financing cash flow rather than as an operating cash flow. We have added this benefit back to our calculation of free cash flow in order to consistently classify all cash flows arising from income taxes as operating cash flows.
In our opinion, free cash flow provides useful information to investors regarding our ability to generate cash from business operations that is available for acquisitions and other investments, service of debt principal, dividends and share repurchases. We use free cash flow as one measure to monitor and evaluate performance. Our definition of free cash flow may differ from definitions used by other companies.
The following is a reconciliation of cash provided by operating activities to free cash flow:

	Year Ended September 30,
	2006	2005	2004
Cash provided by continuing operating activities	$313.3	$547.3	$519.0
Capital expenditures of continuing operations	(122.3)	(101.7)	(70.8)
Excess income tax benefit from the exercise of stock options	47.4	—	—
Cash provided by discontinued operating activities	110.9	117.6	104.8
Capital expenditures of discontinued operations	(27.8)	(22.4)	(28.5)

Free cash flow	$321.5	$540.8	$524.5

Cumulative Effect of Accounting Change
Effective September 30, 2006, we adopted FIN 47, which clarifies the guidance included in SFAS No. 143, Accounting for Asset Retirement Obligations (SFAS 143). Under FIN 47, companies must accrue for costs related to a legal obligation associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, development or the normal operation of the long-lived asset. The application of FIN 47 resulted in a charge to continuing operations, net of tax, of $17.7 million included in the Consolidated Statement of Operations for the year ended September 30, 2006 as the cumulative effect of change in accounting principle.